Exhibit 8.1

List of Subsidiaries

Companhia Paranaense de Energia - COPEL - Subsidiaries and Controlled Companies as of March 31, 2023.

Wholly Owned Subsidiary	Jurisdiction of Incorporation	Names under which Business is Conducted
COPEL Distribuição S.A.	Brazil	COPEL Distribuição
COPEL Serviços S.A.	Brazil	COPEL Serviços
COPEL Comercialização S.A.	Brazil	COPEL Mercado Livre
COPEL Geração e Transmissão S.A.	Brazil	COPEL Geração e Transmissão
São Bento Energia Investimentos e Participações S.A.	Brazil	São Bento Energia
GE Olho D’Água S.A.	Brazil	Olho D’Água
GE Boa Vista S.A.	Brazil	Boa Vista
GE Farol S.A.	Brazil	Farol
GE São Bento do Norte S.A.	Brazil	São Bento do Norte
Cutia Empreendimentos Eólicos S.A.	Brazil	Cutia Empreendimentos
Central Geradora Eólica São Bento do Norte I S.A.	Brazil	São Bento do Norte I
Central Geradora Eólica São Bento do Norte II S.A.	Brazil	São Bento do Norte II
Central Geradora Eólica São Bento do Norte III S.A.	Brazil	São Bento do Norte III
Central Geradora Eólica São Miguel I S.A.	Brazil	São Miguel I
Central Geradora Eólica São Miguel II S.A.	Brazil	São Miguel II
Central Geradora Eólica São Miguel III S.A.	Brazil	São Miguel III
Usina de Energia Eólica Cutia S.A.	Brazil	Cutia
Usina de Energia Eólica Guajiru S.A.	Brazil	Guajiru
Usina de Energia Eólica Jangada S.A.	Brazil	Jangada
Usina de Energia Eólica Maria Helena S.A.	Brazil	Maria Helena
Usina de Energia Eólica Potiguar S.A.	Brazil	Potiguar
Usina de Energia Eólica Esperança do Nordeste S.A.	Brazil	Esperança do Nordeste
Usina de Energia Eólica Paraíso dos Ventos do Nordeste S.A.	Brazil	Paraíso dos Ventos do Nordeste
Costa Oeste Transmissora de Energia S.A.	Brazil	Costa Oeste Transmissora
Marumbi Transmissora de Energia S.A.	Brazil	Marumbi Transmissora
Bela Vista Geração de Energia S.A.	Brazil	Bela Vista
Nova Asa Branca I Energias Renováveis S.A.	Brazil	Nova Asa Branca I
Nova Asa Branca II Energias Renováveis S.A.	Brazil	Nova Asa Branca II
Nova Asa Branca III Energias Renováveis S.A.	Brazil	Nova Asa Branca III
Nova Eurus IV Energias Renováveis S.A.	Brazil	Nova Eurus IV

Santa Maria Energias Renováveis S.A.	Brazil	Santa Maria
Santa Helena Energias Renováveis S.A.	Brazil	Santa Helena
Ventos de Santo Uriel S.A.	Brazil	Ventos de Santo Uriel
Uirapuru Transmissora de Energia S.A.	Brazil	Uirapuru
F.D.A. Geração de Energia Elétrica	Brazil	Foz do Areia
Brownfield Investment Holding S.A.	Brazil	Brownfield
Ventos de Serra do Mel B S.A.	Brazil	Ventos de Serra do Mel
EOL Potiguar B141 SPE S.A.	Brazil	Potiguar B61
EOL Potiguar B142 SPE S.A.	Brazil	Potiguar B141
EOL Potiguar B143 SPE S.A.	Brazil	Potiguar B142
Ventos de Vila Paraíba IV SPE S.A.	Brazil	Ventos de Vila Paraíba IV
EOL Potiguar B61 SPE S.A.	Brazil	Potiguar B143
Jandaíra I Energias Renováveis S.A.	Brazil	Jandaíra I
Jandaíra II Energias Renováveis S.A.	Brazil	Jandaíra II
Jandaíra III Energias Renováveis S.A.	Brazil	Jandaíra III
Jandaíra IV Energias Renováveis S.A.	Brazil	Jandaíra IV
Aventura Holding S.A	Brazil	Aventura Holding
Central Eólica Aventura II S.A	Brazil	Aventura II
Central Eólica Aventura III S.A	Brazil	Aventura III
Central Eólica Aventura IVS.A	Brazil	Aventura IV
Central Eólica Aventura V S.A	Brazil	Aventura V
SRMN Holdings S.A	Brazil	SRMN Holding
Central Eólica SRMN I S.A	Brazil	SRMN I
Central Eólica SRMN II S.A	Brazil	SRMN II
Central Eólica SRMN III S.A	Brazil	SRMN III
Central Eólica SRMN IV S.A	Brazil	SRMN IV
Central Eólica SRMN V S.A	Brazil	SRMN V

Controlled	Jurisdiction of Incorporation	Names under which Business is Conducted

Companhia Paranaense de Gás – Compagas	Brazil	Compagas
Elejor - Centrais Eletricas do Rio Jordao S.A.	Brazil	Elejor
UEG Araucária Ltda.	Brazil	UEG Araucária

Associates	Jurisdiction of Incorporation	Names under which Business is Conducted

Foz do Chopim Energética LTDA	Brazil	Foz do Chopim
Carbocampel S.A.	Brazil	Carbocampel
Dona Francisca Energética	Brazil	Dona Franciscaa

Joint Ventures	Jurisdiction of Incorporation	Names under which Business is Conducted

Caiuá Transmissora de Energia S.A.	Brazil	Caiuá Transmissora
Integração Maranhense Transmissora de Energia S.A.	Brazil	Integração Maranhense
Matrinchã Transmissora de Energia (TPNORTE) S.A.	Brazil	Matrinchã Transmissora
Guaraciaba Transmissora de Energia (TPSUL) S.A.	Brazil	Guaraciaba Transmissora
Paranaíba Transmissora de Energia S.A.	Brazil	Paranaíba Transmissora
Mata de Santa Genebra Transmissão S.A.	Brazil	Mata de Santa Genebra
Cantareira Transmissora de Energia S.A.	Brazil	Cantareira
Voltalia São Miguel do Gostoso I Participações S.A.	Brazil	São Miguel do Gostoso I
Paraná Gás Exploração e Produção S.A.	Brazil	Paraná Gás
Solar Paraná GD Participações S.A.	Brazil	Solar Paraná
Pharma Solar II Geração Distribuída SPE LTDA	Brazil	Pharma Solar II
Pharma Solar III Geração Distribuída SPE LTDA	Brazil	Pharma Solar III
Pharma Solar IV Geração Distribuída SPE LTDA	Brazil	Pharma Solar IV
Bandeirantes Solar I Geração Distribuída SPE LTDA	Brazil	Bandeirantes Solar I
Bandeirantes Solar II Geração Distribuída SPE LTDA	Brazil	Bandeirantes Solar II
Bandeirantes Solar III Geração Distribuída SPE LTDA	Brazil	Bandeirantes Solar III

Joint Operation	Jurisdiction of Incorporation	Names under which Business is Conducted

UHE Governador Jayme Canet Júnior	Brazil	Mauá
UHE Baixo Iguaçu	Brazil	Baixo Iguaçu